UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GOLDEN ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on Wednesday, June 3, 2020 for Golden Entertainment, Inc. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, go to www.proxydocs.com/GDEN. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. GOLDEN ENTERTAINMENT, INC. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one, otherwise, you will not receive a paper or email copy. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 24, 2020. Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/GDEN You must use the 12 digit control number located in the shaded gray box below. TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. The Board of Directors recommends that you vote “FOR” proposals 2 and 3. 2. To approve, on a non-binding advisory basis, the compensation of our named executive offi cers as disclosed in the proxy statement; 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting fi rm for the year ending December 31, 2020; and 4. To transact other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting. Vote in Person: You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast. In order to attend, you must register in advance at proxydocs.com/GDEN prior to the deadline of June 1, 2020 at 2:00 p.m. Pacifi c Time. Please check the proxy materials for additional information regarding meeting attendance and voting. 1. Election of Directors Nominees 01 Blake L. Sartini 03 Ann Dozier 05 Anthony A. Marnell III 07 Terrence L. Wright 02 Lyle A. Berman 04 Mark A. Lipparelli 06 Robert L. Miodunski Date: Wednesday, June 3, 2020 Time: 2:00 P.M. (Pacifi c Time) Place: Annual Meeting will be held virtually via live webcast - please visit www.proxydocs.com/GDEN for more details. Company Notice of Annual Meeting Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/GDEN